================================================================================

Kleinwort

Benson

Australian

Income Fund, Inc.

================================================================================

Annual Report
October 31, 1997

-------------------
 Kleinwort
 Benson
 Australian             Report to Shareholders
 Income Fund, Inc.
-------------------

--------------------------------------------------------------------------------

Highlights

o     1997 year-end extra distribution set at $0.093 per share.

o     Monthly dividend rate set at $0.05 per share for January - May 1998.

o Australian underlying inflation remains low at 1.5% for the 12 months ended September 1997.

o Australian cash rates reduced three times during fiscal 1997, from 6.5% to 5.0%.

o The Australian bond market outperformed the US market in local terms during the fiscal year, with the spread between Australian and US ten year government bond yields dropping to near zero at October 1997 from 100 basis points at October 1996.

o A$/US$ exchange rate at October 1997 was 0.703, compared with 0.793 in October 1996.
--------------------------------------------------------------------------------

To Our Shareholders,

      During the year ended October 31, 1997, the total return of the Fund was marginally negative, against a background of rising bond prices but a weakening of the Australian dollar against the US dollar. The Australian bond market was bolstered by a very low level of domestic inflation, but the resulting reductions in short-term interest rates led to weakness in the currency. The Fund's exposure to the New Zealand bond market, which was increased over the period, was subject to similar conditions, with bond prices rising and the New Zealand dollar declining. At October 31, 1997, the Fund's closing market price was $8.3125, a discount of 12.59% to its net asset value of $9.51.

      The Fund's net asset value and market prices both moved lower over the year as the decline in the Australian and New Zealand currencies more than offset the stronger local bond markets. When the reinvestment of distributions is factored in, however, the Fund's total return on net asset value for the year ended October 31, 1997, was only modestly negative at -0.95%. The total return on a market value basis, also with distributions reinvested, was slightly better at -0.38%. A further analysis of the Fund's performance is provided on page four of this report.

      The Fund's monthly distribution was maintained at $0.065 per share throughout the fiscal year, although as discussed in the Fund's April 1997 interim report, the weaker Australian dollar resulted in a reduction in the Fund's net income and as a result the last distribution for fiscal 1997, which was paid on November 17, 1997, included $0.027 per share of long-term capital gains.

      On January 15, 1998, the Fund will make its final distribution in respect of calendar 1997, in the amount of $0.158 per share, which will include the regular $0.065 (comprised of $0.045 of income and $0.02 of long-term capital gains) plus additional long-term capital gains of $0.093. On December 8, 1997, the Fund's Board of Directors set the monthly distribution for the five-month period of January through May 1998 (payable in February through June) at $0.05 per share. This change reflects the strong bond market performance in Australia, which has moved yields lower, as well as the weaker Australian and New Zealand dollars and is the first reduction in the Fund's dividend rate since 1993.

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

      Since the Fund was launched in 1986, it has built a strong performance record, adhering to its conservative mandate of investing only in high quality (AAA and AA rated) securities and not leveraging its portfolio. The Fund has also maintained a conservative position on distributions to shareholders and the Board has reaffirmed that policy by choosing to reduce the monthly distribution rate to $0.05 per share for the first part of 1998, rather than make a smaller reduction now and then face the possibility of a further cut later in the year if the weakness in the Australian dollar were to persist. While the 1998 distribution rate will be the lowest the Fund has paid, it should be viewed in the context of the lower interest rate and inflation rate environment that exists not only in Australia but also in the US and throughout global developed markets. Based on the $0.05 monthly dividend rate and the Fund's closing market price on December 10, 1997, of $7.6875, the Fund's annualized dividend yield would be 7.80% which remains superior to the yields available on comparably rated US$ securities. Accordingly, the Fund continues to provide a solid real rate of income for its US shareholders and will benefit from any appreciation of the Australian dollar, which is at its lowest level since 1993.

---------------------------
      MARKET SUMMARY
---------------------------

      A detailed review of the main developments in the Australian and New Zealand economies over the last year can be found in the Economic Review section. In summary, economic growth in both Australia and New Zealand was subdued over the first half of 1997, with a recovery in Australian growth later in the year. Inflation figures were generally lower than expected in both countries, and short-term interest rates were reduced over the period.

      Australian inflation declined to its lowest level on record over the year under review, and ongoing weakness in economic activity, particularly in the labor market, encouraged the Reserve Bank of Australia ("RBA") to loosen monetary policy. Consequently, short-term interest rates were reduced in three 0.5% steps from 6.5% to 5% during the year. Short-term interest rates in New Zealand ended the year 1% lower at 8%, but the range was more volatile. A downturn in inflation and a weak domestic economy led to a sharp reduction from 9% to below 7% over the first half of 1997. However, given the accompanying fall in the New Zealand dollar, the Reserve Bank of New Zealand ("RBNZ") decided that interest rates had fallen too far and directed them up to 8.5%. However as the weakness in the economy continued, rates moved lower, to 8%, by the end of October.

      The Australian bond market performed particularly well over the year. The persistent decline of the inflation rate and an accommodative monetary stance from the RBA created a very positive fundamental background for bonds. While the first half of the fiscal year was characterized by falling global bond prices, in the latter part of the year rallying global bonds combined with positive domestic fundamentals to move the Australian bond market sharply higher. Having started the period at 7.5%, Australian ten year yields peaked at 8% before declining to near 6% by the end of October. New Zealand bond markets followed a similar pattern, while slightly underperforming their Australian

-------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
-------------------

counterparts. Ten year yields rose to 8.2% from 7.25% in the first half of the fiscal year, before declining to 6.75% at the end of October.

      The Australian and New Zealand dollars declined over the year under review, driven lower by expectations of falling interest rates in both countries, over a period when interest rates globally were either stable or rising. In addition, towards the end of the period the turmoil in South East Asian currency and asset markets led to fears over activity in the export markets, further turning sentiment against the Australian and New Zealand dollars. The Australian dollar fell from US$0.793 to US$0.703, while the New Zealand dollar fell from US$0.708 to US$0.623. Since the end of the Fund's fiscal year, the Australian and New Zealand currencies have weakened further to approximately US$0.67 and US$0.60, respectively.

      The Fund maintained its exposure to the Australian and New Zealand bond markets, concentrating on debt instruments such as eurobonds, which are not subject to the domestic Australian 10% withholding tax. During the second half of the fiscal year, when the New Zealand market had lagged the rise in the Australian bond market, the percentage of the Fund invested in New Zealand dollar bonds was increased from just below 5% to just under 15%. The average maturity and duration of the Fund's portfolio were reduced marginally over the period, as with the Australian bond market rallying sharply, a slightly more cautious approach was felt to be warranted.

      On behalf of the Board of Directors,



      /s/ Robert Cotton

      Sir Robert Cotton
      Chairman


      /s/ David M. Felder

      David M. Felder
      President

      December 12, 1997

--------------------------------------------------------------------------------
      PORTFOLIO SUMMARY

      At October 31, 1997, the average maturity of the portfolio was 4.9 years, with an average duration of 3.8 years and a current yield to maturity of 5.9%. Securities rated AAA comprised 82% of the portfolio with the remaining 18% in AA rated securities.
--------------------------------------------------------------------------------

-------------------
 Kleinwort
 Benson
 Australian             Performance from Inception through October 31, 1997
 Income Fund, Inc.                                                   (Unaudited)
-------------------

                   Growth of a Hypothetical $10,000 Investment

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        11/86    10/87    10/88    10/89    10/90    10/91    10/92    10/93    10/94    10/95    10/96   10/97
                        -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----   -----
Australian Index       $10,000  $11,687  $16,812  $17,137  $20,426  $25,846  $26,021  $29,557  $30,145  $36,488  $43,779  $44,341
Fund Net Asset Value   $10,000  $11,102  $15,889  $15,993  $18,470  $23,178  $22,775  $25,656  $26,482  $31,231  $36,508  $36,162
Fund Market Value      $10,000  $ 9,165  $14,679  $15,010  $14,664  $20,969  $21,388  $23,363  $23,776  $27,518  $30,144  $30,035
U.S. Index             $10,000  $10,041  $11,007  $12,359  $13,075  $14,965  $16,527  $18,687  $17,864  $20,601  $21,669  $23,530

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 10.60%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 12.50%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.15%. The Salomon Brothers Australian Government Bond Index has averaged 14.61% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.25% since inception, the Fund has also outperformed the Australian index.

------------------------------------------------------------------------------------------------------
                  Annualized                                                        10        Since
                  Performance                      1 Year    3 Years    5 Years    Years    Inception+
------------------------------------------------------------------------------------------------------
 Fund Market Value(1)                              -0.38%     8.09%       7.02%    12.60%     10.60%
------------------------------------------------------------------------------------------------------
 Fund Net Asset Value(2)                           -0.95%    10.94%       9.69%    12.53%     12.50%
------------------------------------------------------------------------------------------------------
 Salomon Brothers US Gov't Bond Index(3)            8.59%     9.62%       7.32%     8.89%      8.15%
------------------------------------------------------------------------------------------------------
 Salomon Brothers Australian Gov't Bond Index(4)    1.29%    13.73%      11.27%    14.27%     14.61%
------------------------------------------------------------------------------------------------------

+      Fund commenced operations November 28, 1986.

(1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.

(2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.

(3)(4) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

       Please remember that past performance may not be indicative of future results.

-------------------
 Kleinwort
 Benson
 Australian             Economic Review
 Income Fund, Inc.
-------------------

---------------------------
      ECONOMIC REVIEW
---------------------------

Global Background

      Economic growth in the US continued at a robust pace over the year under review, while European economies continued to recover and the Japanese economy remained subdued. Inflation was stable in Europe and Japan, and declined throughout the year in the United States. Against this economic background, global bond prices improved over the year, although US and European bonds were hampered early in 1997 by concerns over the pace of US activity and fears that declines in inflation would be reversed. Bonds recovered strongly in the second half of the year, when it became clear that stronger activity was not leading to higher inflation.

Australia

      Economic growth in Australia was weak in late 1996 and early 1997, at only 1.9% for the year to March 1997, with a rise of 0.7% in the March quarter. There was an acceleration in growth over the second quarter of 1997, with GDP(A), the average measure of Australian economic growth, expanding at 1.2% over the quarter, leading to annual growth of 3.2%. The housing sector recovered strongly in the second quarter, and the consumer sector contributed more to growth than weak retail sales figures had suggested. More recent indicators of activity in the third quarter suggest that this increase in general activity will continue. Price deflators released with the GDP figures have been consistent with the declines in CPI figures seen over the year.

      Retail Sales were weak going into 1997 and bottomed at an annual rise of just 0.7% in the year to December 1996. A weak labor market and low consumer confidence kept sales in check and retail sales figures remained low and volatile through the first half of 1997. In recent months there has been an improvement, with sales rising 3.1% over the September quarter, following a fall of 0.3% in the June quarter of 1997. Consumer confidence figures were consistent with these sales releases. The Westpac consumer confidence index fell from a peak of 109.5 in November 1996 to a low of 100 in June of 1997, despite declining cash rates over the period, with the labor market showing no signs of recovery. In September and October, however, the index recovered, finishing the period at 104.9. The effect of the Asian currency turmoil has been hard to gauge, and may affect confidence going forward.

      The Australian labor market was the focus of much political attention over the year under review, with an apparent upturn in economic activity failing to reduce the unemployment rate. Total employment rose by 70,000 over the year, not enough to reduce unemployment, which hovered around the 8.7% level for most of the period. There was some evidence of a strengthening trend at the end of the Fund's year, but the labor market direction remains unclear. Forward indicators, such as the ANZ job advertisement series, began to suggest improvements in the second half of 1997, but there have been doubts expressed over whether these indicators are particularly relevant. The weakness of the labor market has ensured that the recovery remains uncertain, and has been a major factor in RBA reductions in cash rates.

-------------------
 Kleinwort
 Benson
 Australian             Economic Review
 Income Fund, Inc.
-------------------

      The inflation performance of the Australian economy has been the major driving force behind the strength of the bond market. Headline CPI has been dampened significantly by declines in mortgage rates over the year, but the Treasury underlying rate, which excludes such factors, has also fallen sharply. Headline CPI has declined steadily from 5.1% in the year to December 1995 to -0.3% in the year to September 1997. The Treasury underlying rate fell to 1.5% in the year to September, the lowest level on record and close to the bottom end of the RBA's 2-3% target band. There has been a large split between inflation in the service sector and that in the goods markets, which is subject to more international competition. Service sector inflation has been running at around 4% per year, and much of the reductions in CPI have been a result of lower goods prices, caused by a high Australian dollar in recent years. The reductions in the currency over the recent past may therefore remove a major inflation restraint.

      Wage inflation had been a major concern for the RBA throughout 1996, and there was evidence of an easing in wages during 1997. However, wage rates are still running at high levels when compared to the weakness in the labor market. Average weekly ordinary time earnings rose 3.9% in the year to November 1996, and this rate had fallen to 3.5% in the quarter to May 1997. The year to August 1997 saw average wage rates pick up to 4.4%, but there were signs of a slowing in the new enterprise bargaining agreements. These deals cover an increasing proportion of the workforce and have been consistently high, their introduction being used to secure "one off" settlements.

New Zealand

      Economic growth in New Zealand continued to be weak over the period under review, with the economy actually contracting in the March quarter of 1997. Growth did rebound to a level of 1.2% in the June quarter, but was still only 2.4% for the year to June. The manufacturing and consumer sectors of the economy showed strong growth in the June quarter, but construction was weaker over the period. The consumption growth figures do not appear consistent with more coincident indicators of the consumer sector, which suggest a marked weakening of the sector over the summer of 1997. Over the year to September 1997, retail sales rose by just 0.4%, and sales fell 0.5% over the September quarter, highlighting a worsening trend. Despite some loosening over the period, fiscal policy remained relatively tight and combined with rising unemployment to keep consumer sentiment down. The Colmar Brunton survey of consumer sentiment which measures the balance of consumers positive or negative about economic prospects recorded a sharp downturn in confidence throughout 1997. The index moved firmly into negative territory over the year, implying a majority of respondents were negative on economic prospects in New Zealand.

      New Zealand CPI declined consistently over 1997, in both underlying and headline terms. After rising 2.6% in the year to December 1996, headline CPI fell to 1% in the year to September 1997. The underlying rate was reported at 1.8% for the year to September, but remains well within the RBNZ target band. There were signs over the year that house prices, which have been an inflationary concern for

-------------------
 Kleinwort
 Benson
 Australian             Economic Review
 Income Fund, Inc.
-------------------

some time, were starting to ease. The inflation improvement was set against a background of a slightly weaker labor market. The rate of unemployment rose from 5.9% in the December quarter of 1996 to 6.7% in the June quarter of 1997. When productivity gains are accounted for, wage rises remained consistent with low inflation.

      The National/NZ First coalition held together over the year, despite popular support for NZ First dwindling to below 5%. The policy of relaxing fiscal policy was continued, but conditions remained restrictive overall. Given the healthy state of New Zealand public finances, the bond market was not particularly concerned by a relaxation of the fiscal stance and there is some comfort in the fact that liquidity will not be reduced by a shrinking supply of government debt. In October it was announced that Prime Minister Jim Bolger would be replaced by National's Jenny Shipley at the end of November. No major shifts in policy are expected as a result.

Debt Markets

      The Australian bond market performed very well over the Fund's fiscal year, driven by a marked improvement in the inflation rate. However, the first half of the year was characterized by a sell-off in the US Treasury market, which set a negative tone for global bonds. Australian bonds did not escape the pessimism over a possible acceleration in world growth and, from a level of 7.5% in late 1996, Australian ten year bond yields rose to a peak of 8% in early April 1997. The remainder of the period under review saw the bond market rally sharply. Official short-term interest rates were reduced to 5%, and the release of consistently falling inflation figures, combined with ongoing weakness in the labor market, led investors to believe that rates would fall further. Market sentiment in the US also improved sharply as fears of inflation subsided. These factors combined to drive the Australian bond market higher, and the ten year bond yield ended October at 6%. The yield premium available on Australian ten year bonds over their US counterparts declined over the year from 1% to almost zero.

      The New Zealand bond market improved during the year, but suffered along with the Australian market in the first half of the period. Ten year yields began the Fund's year at 7.25%, and rose to over 8% in early April, against a background of rising global bond yields. As in Australia, the second half of the period under review was dominated by positive sentiment over improved inflation outcomes and a more positive international background emanating from the US Treasury market. The New Zealand bond market rallied, with ten year yields ending the period at 6.75%. The improvement in New Zealand bonds was slightly less marked than that in the Australian market and there was some confusion over monetary policy. While short rates fell over the period as a whole, they were increased for a period in the summer, when the RBNZ felt that rates had moved too low.

Australian and New Zealand Dollars

      The Australian dollar weakened significantly against the US dollar over the fiscal year, from US$0.793 to US$0.703. In trade weighted terms the currency fell only 2.5% reflecting the weakness of

-------------------
 Kleinwort
 Benson
 Australian             Economic Review
 Income Fund, Inc.
-------------------

the Japanese Yen. There were several reasons behind the sharp drop against the US dollar. The major reason was a series of downward revisions to economic activity figures in Australia and subsequent reductions in short-term interest rates. These cuts arrived at a time when interest rates in major global economies were either stable or rising. There was also a fall in the gold price over the period, driven by central bank sales, and the Australian dollar is still highly sensitive to the price of gold. Towards the end of the period, the Australian currency was negatively impacted by the financial and economic turmoil in South East Asian countries, many of which are important export markets for Australia.

      The New Zealand dollar also fell over the period, both against the US dollar and in trade weighted terms. Having started the year at US$0.708, the New Zealand currency fell to US$0.623, with the majority of the weakness occurring in the second half of the period. Ongoing weakness in the New Zealand economy led to falling short-term interest rates, and the decline in the currency is consistent with the RBNZ's desire for a lower exchange rate. The New Zealand dollar was also hampered by weak commodity prices and, towards the end of the period, by the South East Asian currency crisis. There was also concern over the deterioration in the current account balance, which left New Zealand with a deficit of 6.3% of GDP.

-------------------
 Kleinwort
 Benson
 Australian             Portfolio of Investments and Cash on Deposit
 Income Fund, Inc.                                              October 31, 1997
-------------------

Long-Term Investments -- 96.6%
Principal Amount                                                                                           Value (US$)
----------------                                                                                           ----------
Australian Government and Semi-Government Bonds -- 64.9%
                     Australian Government Bonds -- 13.9%
  A$12,000,000       Commonwealth Government Bond                12% due 11/15/01....................      $10,412,123
     6,000,000       Commonwealth Government Bond                10% due 2/15/06.....................        5,332,182
                                                                                                           -----------
                                                                                                            15,744,305
                                                                                                           -----------
                     Government and Semi-Government Bonds with Eurobond Structure -- 43.5%
  A$ 2,000,000       State Bank of South Australia               9.50% due 10/15/02..................        1,605,168
     5,000,000       Australian Industrial Development Corp.     9.25% due 2/17/03...................        4,019,531
     1,300,000       State Bank of New South Wales               9.25% due 2/18/03...................        1,044,785
     3,300,000       Export Finance & Insurance Corp.            9% due 3/26/03......................        2,622,999
    16,450,000       Queensland Treasury Corp.                   8% due 5/14/03......................       12,751,338
     2,750,000       State Bank of South Australia               10.50% due 6/23/03..................        2,330,878
     2,500,000       Australian Industrial Development Corp.     8.75% due 7/20/04...................        1,998,215
    22,400,000       Queensland Treasury Corp.                   6.5% due 6/14/05....................       16,163,160
     2,200,000       Treasury Corp. of Victoria                  9% due 6/27/05......................        1,806,004
     1,000,000       Commonwealth Bank of Australia              9% due 8/15/05......................          818,625
     6,000,000       New South Wales Treasury Corp.              6.5% due 5/1/06.....................        4,314,439
                                                                                                           -----------
                                                                                                            49,475,142
                                                                                                           -----------
                     Other Semi-Government Bonds -- 7.5%
  A$ 6,500,000       Western Australia Treasury Corp.            12.5% due 4/1/98....................        4,741,034
     4,000,000       Victorian Public Finance Authority          12.5% due 10/15/03..................        3,739,265
                                                                                                           -----------
                                                                                                             8,480,299
                                                                                                           -----------
Total Australian Government and Semi-Government Bonds-- (Cost $67,149,910)...........................       73,699,746
                                                                                                           -----------
Australian Eurobonds -- 14.5%
  A$ 5,800,000       Toyota Motor Credit Corp.                   10.75% due 3/6/98...................        4,154,064
     2,500,000       Unilever Australia Ltd.                     12% due 4/8/98......................        1,808,126
     3,500,000       DSL Finance N.V.                            10.25% due 4/7/00...................        2,711,524
     6,000,000       Morgan Guaranty Trust Co.                   8% due 4/18/01......................        4,508,283
     2,000,000       Bayerische Vereinsbank AG                   8.75% due 5/17/01...................        1,532,649
     2,000,000       Bayerische Vereinsbank AG                   10.25% due 10/28/04.................        1,719,882
                                                                                                           -----------
Total Australian Eurobonds -- (Cost $17,000,816)                 ....................................       16,434,528
                                                                                                           -----------
Australian Corporate Bond -- 2.7%
  A$ 4,000,000       National Australia Bank                     12% due 7/15/99-- (Cost $3,184,257)         3,120,630
                                                                                                           -----------
New Zealand Bonds -- 14.5%
 NZ$ 5,000,000       Province of Alberta                         8.00% due 10/30/98..................        3,112,098
     2,500,000       General Electric Capital Corp.              8.75% due 5/21/99...................        1,575,196
     4,000,000       European Investment Bank                    8.50% due 5/30/01...................        2,573,412
     7,000,000       New Zealand Government Bond                 10% due 3/15/02.....................        4,880,094
     7,000,000       Federal National Mortgage Association       7.25% due 6/20/02...................        4,369,490
                                                                                                           -----------
Total New Zealand Bonds -- (Cost $17,330,122)                    ....................................       16,510,290
                                                                                                           -----------
Total Long-Term Investments -- (Cost $104,665,105)               ....................................      109,765,194
                                                                                                           -----------
Cash on Deposit -- 1.2%

  A$ 1,886,964       Brown Brothers Harriman & Co., upon demand at 3.4375%...........................        1,327,008
 US$    59,629       Brown Brothers Harriman & Co., upon demand at 4.50%.............................           59,629
                                                                                                           -----------
Total Cash on Deposit -- (Cost $1,428,982)                       ....................................        1,386,637
                                                                                                           -----------
Total Portfolio of Investments and Cash on Deposit -- 1.2% (Cost $106,094,087).......................      111,151,831
Other Assets less Liabilities -- 2.2%                            ....................................        2,487,197
                                                                                                           -----------
Net Assets -- 100.0%                                             ....................................     $113,639,028
                                                                                                           ===========

See Notes to Financial Statements.

-------------------
 Kleinwort
 Benson
 Australian             Statements of Assets and Liabilities
 Income Fund, Inc.
-------------------

                                                                                October 31, 1997  October 31, 1996
                                                                                ----------------  ----------------
ASSETS:
      Investments, at value (cost $104,665,105 and $103,690,192, respectively)     $109,765,194      $120,143,986
      Cash on deposit:
          Foreign currency (cost $1,369,353 and $6,189,889, respectively) ....        1,327,008         6,193,541
          US dollars .........................................................           59,629           673,993
      Interest receivable ....................................................        3,545,878         4,002,771
      Accounts receivable for rights offering proceeds .......................               --           286,910
      Other assets ...........................................................           11,637            13,312
                                                                                  -------------     -------------
          Total assets .......................................................      114,709,346       131,314,513
                                                                                  -------------     -------------

LIABILITIES:
      Accounts payable for securities purchased ..............................               --         5,796,750
      Dividends payable ......................................................          777,047           621,637
      Investment advisory fee payable ........................................           67,022                --
      Directors' fees and expenses payable ...................................            6,669            14,580
      Other accrued expenses .................................................          219,580           380,397
                                                                                  -------------     -------------
          Total liabilities ..................................................        1,070,318         6,813,364
                                                                                  -------------     -------------
          Net assets .........................................................     $113,639,028      $124,501,149
                                                                                  =============     =============

NET ASSETS:
      Net assets were comprised of:
        Common stock, at $0.001 par ..........................................          $ 11,95           $11,955
        Paid-in capital ......................................................      107,429,899       107,903,518
                                                                                  -------------     -------------
                                                                                    107,441,854       107,915,473
      Accumulated undistributed net investment income ........................          (29,034)          634,699
      Accumulated net realized gain (loss) on investment and
        foreign currency transactions ........................................        1,348,352          (515,017)
      Net unrealized appreciation on investments and foreign currencies ......        4,877,856        16,465,994
                                                                                  -------------     -------------
          Net assets .........................................................     $113,639,028      $124,501,149
                                                                                  =============     =============

      Shares of common stock issued and outstanding ..........................       11,954,566        11,954,566
                                                                                  -------------     -------------
      Net asset value per share ..............................................            $9.51            $10.41
                                                                                          =====            ======

See Notes to Financial Statements.

-------------------
 Kleinwort
 Benson
 Australian             Statements of Operations
 Income Fund, Inc.
-------------------

                                                                            Fiscal year      Fiscal year
                                                                               ended            ended
                                                                            October 31,      October 31,
                                                                               1997             1996
                                                                           ------------     ------------
NET INVESTMENT INCOME:
Investment Income:
      Interest and discount earned (net of foreign withholding taxes of
        $342,974 and $399,472, respectively) ..........................     $10,024,856       $9,287,931
                                                                           ------------     ------------

Expenses:
      Investment advisory fees ........................................         830,282          688,599
      Custodian fees ..................................................         228,636          200,324
      Directors' fees and expenses ....................................         114,420           92,362
      Audit and tax services ..........................................          45,670           49,560
      Printing ........................................................          37,055           45,136
      Transfer agent fees .............................................          35,150           37,946
      Postage .........................................................          27,375           27,888
      Legal ...........................................................          20,075           20,130
      Stock exchange listing fee ......................................          18,854           16,170
      Insurance .......................................................           4,168            4,528
      Miscellaneous ...................................................          10,655           17,777
                                                                           ------------     ------------
      Total operating expenses ........................................       1,372,340        1,200,420
                                                                           ------------     ------------
      Net investment income* ..........................................       8,652,516        8,087,511
                                                                           ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
      Investment transactions* ........................................       2,113,561          195,999
      Foreign currency transactions** .................................        (473,746)       1,644,129
                                                                           ------------     ------------
      Total net realized gain (loss) ..................................       1,639,815        1,840,128
                                                                           ------------     ------------
Change in unrealized appreciation (depreciation) on:
      Investments* ....................................................         853,558        3,858,862
      Foreign currency denominated assets and liabilities** ...........     (12,441,696)       2,095,175
                                                                           ------------     ------------
      Total net change in unrealized appreciation (depreciation) ......     (11,588,138)       5,954,037
                                                                           ------------     ------------
      Net realized and unrealized gain (loss) on investments and
        foreign currencies ............................................      (9,948,323)       7,794,165
                                                                           ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................................     $(1,295,807)     $15,881,676
                                                                           ============     ============

* Net increase in net assets before foreign currency gain (loss) was $11,619,635 and $12,142,372, respectively.

** Net realized and unrealized foreign currency gain (loss) was ($12,915,442) and $3,739,304, respectively.

See Notes to Financial Statements.

-------------------
 Kleinwort
 Benson
 Australian             Statements of Changes in Net Assets
 Income Fund, Inc.
-------------------

                                                                           Fiscal year       Fiscal year
                                                                              ended             ended
                                                                           October 31,       October 31,
                                                                              1997              1996
                                                                          -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
      Net investment income ..........................................    $   8,652,516     $   8,087,511
      Net realized gain on investment and
        foreign currency transactions ................................        1,639,815         1,840,128
      Change in unrealized appreciation on investments and
        foreign currency denominated assets and liabilities ..........      (11,588,138)        5,954,037
                                                                          -------------     -------------
      Net increase (decrease) in net assets resulting from operations        (1,295,807)       15,881,676
                                                                          -------------     -------------

Distributions to shareholders:
      From net investment income .....................................       (9,360,426)       (8,511,651)
      From net realized gain on investment and
        foreign currency transactions ................................         (322,773)               --
                                                                          -------------     -------------
      Net decrease in net assets resulting from
        distributions to shareholders ................................       (9,683,199)       (8,511,651)
                                                                          -------------     -------------

Capital stock transactions:
      Net asset value of shares issued
        through rights offering ......................................               --        20,741,125
      Credit for reversal of unused offering expense accrual .........          116,885                --
                                                                          -------------     -------------
      Net increase in net assets from capital stock transactions .....          116,885        20,741,125
                                                                          -------------     -------------

        Total increase (decrease) in net assets ......................      (10,862,121)       28,111,150
                                                                          -------------     -------------

NET ASSETS:
      Beginning of period ............................................      124,501,149        96,389,999
                                                                          -------------     -------------
      End of period (including accumulated undistributed
        net investment income of ($29,034) and $634,699, respectively)    $ 113,639,028     $ 124,501,149
                                                                          =============     =============

See Notes to Financial Statements.

-------------------
 Kleinwort
 Benson
 Australian             Financial Highlights
 Income Fund, Inc.
-------------------

                                                                   Fiscal years ended October 31,
                                                    1997          1996          1995          1994          1993
                                                    ----          ----          ----          ----          ----
PER SHARE DATA:
   Net asset value at beginning of period ...      $10.41        $10.08        $ 9.99        $10.45        $ 9.97
                                                   ------        ------        ------        ------        ------
   Net investment income ....................        0.72          0.85          0.84          0.82          0.77
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .....       (0.82)         0.79          0.82         (0.48)         0.47
                                                   ------        ------        ------        ------        ------
   Total increase(decrease) from operations .       (0.10)         1.64          1.66          0.34          1.24
                                                   ------        ------        ------        ------        ------
   Distributions to shareholders:
   From net investment income ...............       (0.78)        (0.89)        (0.89)        (0.78)        (0.74)
   From net realized gains on investment
     and foreign currency transactions ......       (0.03)           --            --         (0.02)           --
                                                   ------        ------        ------        ------        ------
   Total distributions to shareholders ......       (0.81)        (0.89)        (0.89)        (0.80)        (0.74)
                                                   ------        ------        ------        ------        ------
   Decrease in net assets from capital
     stock transactions .....................          --         (0.39)        (0.65)           --         (0.01)
                                                   ------        ------        ------        ------        ------
   Offering expenses charged to capital .....        0.01         (0.03)        (0.03)           --         (0.01)
                                                   ------        ------        ------        ------        ------
   Net increase (decrease) in net asset value       (0.90)         0.33          0.09         (0.46)         0.48
                                                   ------        ------        ------        ------        ------
   Net asset value at end of period .........       $9.51        $10.41        $10.08         $9.99        $10.45
                                                   ======        ======        ======        ======        ======
   Per share market value at end of period ..     $8.3125        $9.125         $9.25        $9.125         $9.75
   Total investment return (1) ..............       (0.38)%        9.54%        15.74%         1.77%         9.23%
   Net asset value return (2) ...............       (0.95)%       16.90%        17.93%         3.22%        12.65%
   Net assets at end of period (in 000's) ...    $113,639      $124,501       $96,390       $71,685       $74,958
   Number of shares outstanding at
     end of period (in 000's) ...............      11,955        11,955         9,564         7,173         7,173

RATIOS TO AVERAGE NET ASSETS:
   Operating expenses .......................        1.14%         1.22%         1.32%         1.40%         1.47%
   Net investment income ....................        7.21%         8.22%         8.51%         7.88%         7.45%
   Portfolio turnover .......................       26.67%        16.00%        56.55%        13.71%         9.69%

(1) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.

(2) Based on net asset value per share, adjusted for reinvestment of distributions at the ex-dividend date net asset value and for rights offerings, assuming full subscription by shareholder.

See Notes to Financial Statements.

-------------------
 Kleinwort
 Benson
 Australian             Notes to Financial Statements
 Income Fund, Inc.                                              October 31, 1997
-------------------

The Kleinwort Benson Australian Income Fund, Inc. (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar as its functional currency -- see Taxes.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into United States dollars on the following basis:

(i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

(ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions and between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

The Australian and New Zealand dollar exchange rates at October 31, 1996 and 1997 were US$0.7925 to A$1.00 and US$0.7075 to NZ$1.00, and US$0.7033 to A$1.00
and US$0.6227 to NZ$1.00, respectively.

Investment Valuation: Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to

-------------------
 Kleinwort
 Benson
 Australian             Notes to Financial Statements (continued)
 Income Fund, Inc.                                              October 31, 1997
-------------------

maturity, if their original term to maturity exceeded 60 days.

Market and Currency Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

Investment Transactions and Investment Income: Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

Forward Currency Contracts: The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss; realized gains or losses are included in net realized gain or loss on foreign currency transactions.

Taxes: For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain(loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

Dividends and Distributions: The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

At October 31, 1997, permanent book and tax basis differences of $44,177 and $546,327 were reclassified from paid-in capital to accumulated undistributed net investment income and accumulated undistributed net capital gains, respectively. These differences relate primarily to redesignation of foreign currency gains (losses) for tax purposes. At October 31, 1996, such reclassifications were ($7,389) and ($1,606,298), respectively.

-------------------
 Kleinwort
 Benson
 Australian             Notes to Financial Statements (continued)
 Income Fund, Inc.                                              October 31, 1997
-------------------

2. Agreements

The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets up to $100,000,000 and at 0.65% thereafter. Prior to October 25, 1996, the agreement provided for a fee at an annual rate of 0.70% on all assets. For the years ended October 31, 1996 and 1997, the Investment Advisor earned $688,599 and $830,282, respectively, under this agreement.

3. Portfolio Transactions

Purchases of investment securities, other than short-term investments, for the years ended October 31, 1996 and 1997, aggregated $39,158,365 and $30,790,487, respectively. Sales of investment securities, other than short-term investments, totaled $15,418,908 and $32,030,698, respectively, during these periods. The portfolio of investments at October 31, 1996 was substantially the same in terms of types of investments to that included herein for October 31, 1997.

The United States Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1996 and 1997 was as listed below. During the years ended October 31, 1996 and 1997, the Fund utilized capital loss carryforwards of $233,830 and $508,989, respectively.

                                          October 31, 1997      October 31, 1996
                                          ----------------      ----------------
Tax cost basis                              $  99,183,639         $ 115,100,272
                                            =============         =============
Unrealized appreciation                     $  11,918,136         $  11,247,098
Unrealized depreciation                            (9,573)               (9,843)
                                            -------------         -------------
Net unrealized appreciation                 $  11,908,563         $  11,237,255
                                            =============         =============

4. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. In October 1996, 2,390,913 shares of common stock were issued through a rights offering at a subscription price of $8.79 per share. Gross proceeds to the Fund were $21,016,125. Total estimated offering costs of $275,000 were charged to capital. The actual offering costs were $158,115, with the difference of $116,885 recognized as additional proceeds from the offering during the fiscal year ended October 31, 1997. This did not result in the issuance of any additional shares.

-------------------
 Kleinwort
 Benson
 Australian             Report of Independent Accountants
 Income Fund, Inc.
-------------------

To the Board of Directors and Shareholders of the Kleinwort Benson Australian Income Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the October 31, 1997 portfolio of investments and cash on deposit, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kleinwort Benson Australian Income Fund, Inc. (the "Fund") at October 31, 1997 and 1996, the results of its operations and the changes in its net assets for each of the two years in the period ended October 31, 1997, and the financial highlights for each of the five years in the period ended October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 and 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

November 25, 1997

-------------------
 Kleinwort
 Benson
 Australian             Dividend Reinvestment and Cash Purchase Plan
 Income Fund, Inc.      Foreign Tax Credits
-------------------     Tax Information                              (Unaudited)

Dividend Reinvestment and Cash
Purchase Plan

      The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

      The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

      If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

      The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

      The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Tax Information

      In accordance with United States Federal income tax regulations, a summary for the fiscal year ended October 31, 1997, of the dividends and distributions paid for Federal income tax purposes on a per share basis is listed below.

      Please note that if you report for Federal income tax purposes on a calendar year basis, amounts which should be included in your 1997 return should be based on the Form 1099 which will be provided to you in January 1998. Those Form 1099's will be based on calendar year tax information which will vary from that reported below:

Distributions to Shareholders:

     Dividends .......................................................    $0.783
     Long-term Capital Gains* ........................................     0.027
     Foreign Taxes (Australia) .......................................     0.031
                                                                          ------
     Total Distributions .............................................    $0.841
                                                                          ======

Distributions by Source:

     Ordinary Income, Foreign Source:
       Australia .....................................................    $0.770
       New Zealand ...................................................     0.043
                                                                          ------
       Total Foreign Source ..........................................     0.813
     Ordinary Income, U.S. Source ....................................     0.001
                                                                          ------
     Total Ordinary Income ...........................................     0.814
     Long-term Capital Gains* ........................................     0.027
                                                                          ------
     Total Distributions .............................................    $0.841
                                                                          ======

* Of which $0.007 will be taxed at a maximum Federal income tax rate of 20%.

Directors and Officers

Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia

David M. Felder
Director and President
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Cremorne, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
New Canaan, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Stephen K. West
Director
New York, NY

Michael Fortier
Secretary and Treasurer
New York, NY

Investment Advisor

Kleinwort Benson Investment
Management Americas Inc.
New York, NY

      Kleinwort
      Benson
      Australian
      Income Fund, Inc.

      75 Wall Street
      New York, NY 10005
      (800) 237-4218

                                                                   2520-AR-10/97